UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material under §240.14a-12

TIVITY HEALTH, INC.

(Name of registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On April 5, 2022, Tivity Health, Inc. (the “Company”) posted the following FAQ document to its employee Intranet relating to the transaction contemplated by that certain Merger Agreement, dated April 5, 2022, by and among the Company, Titan-Atlas Parent, Inc. and Titan-Atlas Merger Sub, Inc. (the “Merger Agreement”):

1.	What does this mean for Tivity Health?

•

Our mission and vision remains the same, and we will continue to support healthier, happier, more connected lives through our leading fitness and health improvement platform and our physical and integrative medicine solutions.

•	Stone Point Capital has deep expertise providing financial and strategic support to management teams.

•	We believe their culture and “DNA” are a good match with ours and believe we share similar values that will foster a smooth transition.

•

Upon completion of the transaction, which we expect to happen in or prior to the third quarter of 2022, Tivity Health will become a privately held company and we are confident we will be well-positioned to continue to innovate and expand on the healthy, life-changing solutions we provide to members, clients and partners.

•

Until then, we will continue to operate as a public company, and it will be business as usual at Tivity Health. We will keep you informed of key developments as we move toward completing the transaction.

2.	What does it mean that Tivity Health will now be a privately held company?

•	As a privately held company, Tivity Health’s stock will no longer be traded on Nasdaq.

•	Since we are no longer a public company, we won’t report quarterly earnings and we won’t disclose financial information to the public.

•

As a privately held company, we will be on a level playing field with our primary competitors, all of whom are either privately held or part of a larger organization, meaning they do not have to share detailed financial information and business metrics on a quarterly basis.

•	Some of the benefits associated with being a privately held company are that owners are consistent and remain in sole control of their business, focused on the long term.

•	This is not new for SilverSneakers, Prime and WHL – prior to being acquired by Healthways, these brands were part of a privately held company.

•	This does not change who our customers, members or partners will be or our strategic focus.

•	In addition, we believe this will create additional options and flexibility to make the best long-term decisions for the organization.

3.	How does this transaction benefit me or impact my job?

•	Stone Point Capital approached us because they recognize the value of our world-class team, brands and strategy.

•	We expect things to remain “business as usual” with no immediate impact on our day-to-day operations.

•	We expect the transaction to be completed in or prior to the third quarter of 2022 and will be sure to update you with any additional developments throughout the process.

4.	Will there be changes to my benefits or salary?

•	We don’t anticipate any changes to your benefits or salary following the transaction. Our compensation and benefit programs, with the exception of LTI (equity grants) are expected to remain the same.

•	As is our usual course of business, we will re-evaluate our benefits program during the open enrollment period in late fall for 2023.

5.	Will Stone Point Capital keep our existing brands?

•	Stone Point Capital has done their diligence and fully appreciates the strength, value and legacy of the SilverSneakers, Prime Fitness and Whole Health Living brands.

•

Today’s announcement is part of a transition process that we expect to conclude in or prior to the third quarter of 2022. As of today, we have no indication that Stone Point Capital plans to change our current product mix, but we are committed to transparency as we move through this process.

•	We will continue to execute on our strategy and will be well positioned to serve and deliver value for our clients, members and partners.

•	That includes continuing to maintain and pursue partnerships and products that will expand on the healthy, life-changing solutions we provide.

6.	What do I tell our clients/members/partners?

•	We are excited about our transaction with Stone Point Capital and believe it will only better position us to deliver for our valued members, clients and partners.

•

Stone Point Capital recognizes the value of our well-known senior fitness and health improvement platform and brands and are committed to investing in our business, which will enable us to continue to innovate and expand on the healthy, life-changing solutions we provide to members, clients and partners.

•	Importantly, we are committed to continuing to provide our members, clients and partners with the quality service and solutions they have come to know and love.

•

We will be proactively communicating with our clients and partners about this announcement. If you have any questions about whether to reach out to a client or partner on this announcement, please connect with your manager or an EOT member to ensure that we are coordinating outreach

•	We will continue to provide updates on our progress in the days and weeks ahead.

7.	What should I do if someone from the media or an investor asks about the acquisition?

•	Per our usual company policy, please refer any calls from the media to Jill Meyer, jill.meyer@tivityhealth.com and all investor inquiries to Matt Milanovich, matt.milanovich@tivityhealth.com.

8.	What happens between now and when the transaction closes?

•	There is a small team that is working on the transaction, and for the rest of us, it is business as usual with the same focus on our scorecard goals as we were applying prior to the announcement.

•	Until this transaction closes – which we expect to occur in or prior to the third quarter of 2022 – Tivity Health will continue to operate as a public company, and it is business as usual.

•	We must all stay focused on providing our clients, partners and members with the quality service and solutions they have come to know and love.

9.	Does this change remote working and our policy for working where we’re most productive?

•	Our workplace policy that we introduced late last year, which enables colleagues to work where they’re most productive – whether on campus or from home – will not change.

•	As we have committed from the outset, we are focused on maintaining the well-being of all our Tivity Health colleagues and today’s announcement does not change this.

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed acquisition of the company (the “Merger”) may not be completed in a timely manner or at all, which may adversely affect the company’s business and the price of the company common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the company’s current plans and operations; (vi) the company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) the ability of Stone Point to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against Stone Point, the company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the Merger that may impact the company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xiv) other risks described in the company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the company’s Annual Report on Form 10-K filed with the SEC on February 25, 2022 and subsequent filings; and (xv) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the company intends to file a preliminary proxy statement on Schedule 14A with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the company’s website, www.tivityhealth.com, under the heading “Investors.”

Participants in the Solicitation

The company and certain of its respective directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.

On April 5, 2022, Richard Ashworth, President and Chief Executive Officer of Tivity Health, Inc. (the “Company”), distributed the following communication to employees of the Company relating to the transaction contemplated by that certain Merger Agreement, dated April 5, 2022, by and among the Company, Titan-Atlas Parent, Inc. and Titan-Atlas Merger Sub, Inc. (the “Merger Agreement”):

Subject Line: Our Next Chapter at Tivity Health

Dear Colleagues,

I have some important and exciting news to share with you today. This morning, we announced that Tivity Health has entered into an agreement to be acquired by funds managed by Stone Point Capital, a leading private equity firm. The press release we issued regarding the news is available here [INSERT LINK TO PRESS RELEASE]. I understand that this comes as a surprise, so I’d like to provide some background on how the deal came about, why the Board believes it makes sense for Tivity Health, and why we’re so excited about the future.

Following receipt of an unsolicited proposal from Stone Point Capital, the Board conducted an extensive review of strategic alternatives and engaged with numerous potential acquirers with the assistance of outside advisors. Ultimately, the Board concluded that this transaction with Stone Point is the best path forward for our company.

Stone Point Capital approached us because they recognize the value of SilverSneakers, our in-person and virtual fitness, social engagement and mental enrichment programs, our physical and integrative medicine solutions, and, importantly, our world-class team. You should all be very proud – this transaction is a testament to the tremendous success we have had in empowering adults to live healthier, happier, more connected lives.

In the past two years, we have stabilized the business and reimagined our strategy as a digital platform engagement company. We have successfully navigated the challenges of the pandemic and we are delivering on growth opportunities through the continued innovation of SilverSneakers and our industry-leading network, the success of our digital fitness channels and the launch of non-fitness offerings such as mental enrichment and social connection. I believe partnering with Stone Point Capital will give us a more favorable environment to continue to innovate and expand on the healthy, life-changing solutions we provide to members, clients and partners.

I am excited about the potential this new direction unlocks for us in the years to come. Stone Point Capital has deep expertise providing financial and strategic support to management teams and we believe their culture and “DNA” are a good match with ours. They understand and appreciate our colleagues’ commitment to our mission and vision, and they have assured us that they value the kind of innovation, passion and leadership that we consistently demonstrate at Tivity Health.

Upon completion of the transaction, Tivity Health will become a privately held company and I am confident we will be well-positioned to pursue growth opportunities and further our momentum across our fitness, integrative health solutions and digital health initiatives. I am pleased to share that I will remain President and CEO of Tivity Health, and we will maintain our headquarters in Franklin, Tennessee and our campus location in Chandler, Arizona.

Today’s news is very exciting, but it’s just the first step. The transaction is subject to the receipt of shareholder approval, regulatory approval and other customary closing conditions. Please remember that until this transaction closes – which we expect to occur in or prior to the third quarter of 2022 – Tivity Health will continue to operate independently, and it is business as usual. We must all stay focused on providing our members, clients and partners with the quality service and solutions they have come to know and love.

I will share more about this news with you during a special Town Hall meeting at 2:00 pm Central Time today. We encourage you to ask questions live at the Town Hall or anonymously through Suggestion Ox (include link). We may not have all of the answers as we’re just beginning this transition, but we will be as transparent as possible as we move through this process. We will keep you informed of key developments as we move toward completing the transaction.

We understand that colleagues have experienced a lot of change over the past few years as we have worked to transform Tivity Health – we appreciate your commitment to each other, our members and clients throughout this process. Today marks an exciting milestone for us and I want to thank you for your hard work and dedication to Tivity Health. Our company would not be in this very exciting position without you.

I look forward to sharing more at our town hall.

Sincerely,

Richard Ashworth

President and Chief Executive Officer, Tivity Health

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed acquisition of the company (the “Merger”) may not be completed in a timely manner or at all, which may adversely affect the company’s business and the price of the company common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the company’s current plans and operations; (vi) the company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) the ability of Stone Point to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against Stone Point, the company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the Merger that may impact the company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xiv) other risks described in the company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the company’s Annual Report on Form 10-K filed with the SEC on February 25, 2022 and subsequent filings; and (xv) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the company intends to file a preliminary proxy statement on Schedule 14A with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the company’s website, www.tivityhealth.com, under the heading “Investors.”

Participants in the Solicitation

The company and certain of its respective directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.

On April 5, 2022, Tivity Health, Inc. (the “Company”) distributed the following email to clients and customers relating to the transaction contemplated by that certain Merger Agreement, dated April 5, 2022, by and among the Company, Titan-Atlas Parent, Inc. and Titan-Atlas Merger Sub, Inc. (the “Merger Agreement”):

SUBJECT: Tivity Health’s Next Chapter

Dear [NAME],

I’m pleased to share some very exciting news. As you may have seen, Tivity Health announced that it has entered into an agreement to be acquired by funds managed by Stone Point Capital, a leading private equity firm. The press release we issued regarding the news is available here [INSERT LINK TO PRESS RELEASE].

We believe this is great news for all of our stakeholders – and especially you, our clients. With Stone Point Capital as our partner, we will be better able to innovate, grow our programs and improve the lives of your members. We share your commitment to improving health outcomes and lowering healthcare costs, and with the support of Stone Point Capital, we will continue to expand our healthy, life-changing solutions.

Importantly, we don’t anticipate this transaction to have any impact on our relationship with you or the services you currently receive from us. Our existing contracts will not change, and your internal point of contact at Tivity Health remains the same. Our clients and members remain our top priority and we will continue to serve you as we always have – with a strong commitment to helping you attract and retain members, supporting marketing efforts and getting the message out about the value of SilverSneakers and our other programs.

In the past two years, we have strengthened the business, continued to invest in SilverSneakers and our industry-leading network as well as supported your members through our digital fitness channels and now the launch of non-fitness offerings such as mental enrichment and social connection. This transaction signifies the appreciation that Stone Point Capital has developed for the strength and value of our business. It is also an acknowledgement of the tremendous success we have had in helping members live healthier, happier and more connected lives.

We expect to complete the transaction in or prior to the third quarter of 2022, pending shareholder, regulatory and other customary approvals. Until that time, it is business as usual, and Tivity Health will continue to operate independently. We remain 100% committed to our partnership. Our focus on delivering the highest quality products and service to you and maintaining our partnership will not change. We are here for you – so please don’t hesitate to reach out with any questions you might have as we embark on this next chapter together.

As always, thank you for your continued commitment to Tivity Health. We look forward to helping you improve the lives of your members for many years to come.

Sincerely,

[NAME]

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed acquisition of the company (the “Merger”) may not be completed in a timely manner or at all, which may adversely affect the company’s business and the price of the company common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the company’s current plans and operations; (vi) the company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) the ability of Stone Point to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against Stone Point, the company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the Merger that may impact the company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xiv) other risks described in the company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the company’s Annual Report on Form 10-K filed with the SEC on February 25, 2022 and subsequent filings; and (xv) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the company intends to file a preliminary proxy statement on Schedule 14A with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the company’s website, www.tivityhealth.com, under the heading “Investors.”

Participants in the Solicitation

The company and certain of its respective directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.

On April 5, 2022, Tivity Health, Inc. (the “Company”) distributed the following email to WholeHealth Living clients relating to the transaction contemplated by that certain Merger Agreement, dated April 5, 2022, by and among the Company, Titan-Atlas Parent, Inc. and Titan-Atlas Merger Sub, Inc. (the “Merger Agreement”):

SUBJECT: Tivity Health’s Next Chapter

Dear [NAME],

I’m pleased to share some very exciting news. As you may have seen, Tivity Health announced that it has entered into an agreement to be acquired by funds managed by Stone Point Capital, a leading private equity firm. The press release we issued regarding the news is available here [INSERT LINK TO PRESS RELEASE].

We believe this is great news for all of our stakeholders – and especially you, our clients. With Stone Point Capital as our partner, we will be better able to innovate, grow our programs and improve the lives of your members. We will continue to innovate and expand on the healthy, life-changing solutions we provide to members, clients and partners.

Importantly, we don’t anticipate this transaction to have any impact on our relationship with you or the services you currently receive from us. Our existing contracts will not change, and your internal point of contact at Tivity Health remains the same. Our clients and members remain our top priority and we will continue to serve you as we always have – with a strong commitment to helping you attract and retain members, supporting marketing efforts and getting the message out about the value of our programs.

We expect to complete the transaction in or prior to the third quarter of 2022, pending shareholder, regulatory and other customary approvals. Until that time, it is business as usual, and Tivity Health will continue to operate independently. We remain 100% committed to our partnership. Our focus on delivering the highest quality products and service to you and maintaining our partnership will not change. We are here for you – so please don’t hesitate to reach out with any questions you might have as we embark on this next chapter together.

As always, thank you for your continued commitment to Tivity Health. We look forward to helping you improve the lives of your members for many years to come.

Sincerely,

[NAME]

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed acquisition of the company (the “Merger”) may not be completed in a timely manner or at all, which may adversely affect the company’s business and the price of the company common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the company’s current plans and operations; (vi) the company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) the ability of Stone Point to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against Stone Point, the company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the Merger that may impact the company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xiv) other risks described in the company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the company’s Annual Report on Form 10-K filed with the SEC on February 25, 2022 and subsequent filings; and (xv) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the company intends to file a preliminary proxy statement on Schedule 14A with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the company’s website, www.tivityhealth.com, under the heading “Investors.”

Participants in the Solicitation

The company and certain of its respective directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.

On April 5, 2022, Tivity Health, Inc. (the “Company”) distributed the following email to its fitness network partners relating to the transaction contemplated by that certain Merger Agreement, dated April 5, 2022, by and among the Company, Titan-Atlas Parent, Inc. and Titan-Atlas Merger Sub, Inc. (the “Merger Agreement”):

SUBJECT: Tivity Health’s Next Chapter

Dear [NAME],

I’m reaching out to share an update from Tivity Health. As you may have seen, Tivity Health announced that it has entered into an agreement to be acquired by funds managed by Stone Point Capital, a leading private equity firm. The press release we issued regarding the news is available here [INSERT LINK TO PRESS RELEASE].

We are very excited about this news and what it means for the next chapter of Tivity Health. With Stone Point Capital as our partner, we will be better able to innovate, grow our programs and help people to live healthier, happier, more connected lives.

Importantly, we don’t anticipate this transaction to have any impact on our relationship with you or the services you currently receive from us. Your point of contact will not change, and there will be no changes to our existing contracts. We look forward to continuing to work together to support older adults with physical activity and opportunities for social connection.

We expect to complete the transaction in or prior to the third quarter of 2022, pending shareholder, regulatory and other customary approvals. Until that time, it is business as usual, and Tivity Health will continue to operate independently. We remain 100% committed to our network partners and to maintaining our strong relationship well into the future. We are here for you – so please don’t hesitate to reach out with any questions.

As always, thank you for your continued partnership with Tivity Health. We look forward to continuing to work together in support of SilverSneakers members.

Sincerely,

[NAME]

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed acquisition of the company (the “Merger”) may not be completed in a timely manner or at all, which may adversely affect the company’s business and the price of the company common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the company’s current plans and operations; (vi) the company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) the ability of Stone Point to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against Stone Point, the company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the Merger that may impact the company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xiv) other risks described in the company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the company’s Annual Report on Form 10-K filed with the SEC on February 25, 2022 and subsequent filings; and (xv) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the company intends to file a preliminary proxy statement on Schedule 14A with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the company’s website, www.tivityhealth.com, under the heading “Investors.”

Participants in the Solicitation

The company and certain of its respective directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.

On April 5, 2022, Tivity Health, Inc. (the “Company”) distributed the following email to certain of its suppliers relating to the transaction contemplated by that certain Merger Agreement, dated April 5, 2022, by and among the Company, Titan-Atlas Parent, Inc. and Titan-Atlas Merger Sub, Inc. (the “Merger Agreement”):

SUBJECT: Tivity Health’s Next Chapter

Dear [NAME],

I’m pleased to share some very exciting news. As you may have seen, Tivity Health announced that it has entered into an agreement to be acquired by funds managed by Stone Point Capital, a leading private equity firm. The press release we issued regarding the news is available here [INSERT LINK TO PRESS RELEASE].

We believe this is great news for all of our stakeholders – especially participating networks and gyms that offer our programming. With Stone Point Capital as our partner, we will be better able to innovate, grow our programs and improve the lives of your members. We will continue to innovate and expand on the healthy, life-changing solutions we provide to members, clients and partners. Importantly, we don’t anticipate this transaction to have any impact on our relationship with you or the services you currently receive from us.

This transaction signifies the appreciation that Stone Point Capital has developed for the strength and value of our business. It is also an acknowledgement of the tremendous success we have had in helping our members live healthier, happier and more connected lives.

We expect to complete the transaction in or prior to the third quarter of 2022, pending shareholder approval, regulatory approval and other customary closing conditions. Until that time, it is business as usual, and Tivity Health will continue to operate independently. We remain 100% committed to our partnership. Importantly, we don’t anticipate this transaction to have any impact on our relationship with you or how you engage with our business the services you currently receive from us. Your point of contact and any existing agreements will not change. We are here for you – so please don’t hesitate to reach out with any questions you might have as we embark on this next chapter together.

As always, thank you for your continued commitment to Tivity Health. We look forward to continuing our business partnership.

Sincerely,

[NAME]

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed acquisition of the company (the “Merger”) may not be completed in a timely manner or at all, which may adversely affect the company’s business and the price of the company common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the company’s current plans and operations; (vi) the company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) the ability of Stone Point to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against Stone Point, the company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the Merger that may impact the company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xiv) other risks described in the company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the company’s Annual Report on Form 10-K filed with the SEC on February 25, 2022 and subsequent filings; and (xv) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the company intends to file a preliminary proxy statement on Schedule 14A with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the company’s website, www.tivityhealth.com, under the heading “Investors.”

Participants in the Solicitation

The company and certain of its respective directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.

On April 5, 2022, Tivity Health, Inc. (the “Company”) distributed the following script to its Experience Center for use with questions from plan members of the media relating to the transaction contemplated by that certain Merger Agreement, dated April 5, 2022, by and among the Company, Titan-Atlas Parent, Inc. and Titan-Atlas Merger Sub, Inc. (the “Merger Agreement”):

SilverSneakers or Prime Member Questions

10.	I heard that the company that owns [SilverSneakers/Prime] is being acquired. Is that true?

•	[Today we/We recently] announced very exciting news. Tivity Health, the parent company of [SilverSneakers/Prime], has entered into an agreement to be acquired by Stone Point Capital.

•

For background, Stone Point Capital is a leading private equity firm known for helping companies grow and build lasting value through deep sector know-how – including in the healthcare services and managed care space.

•	With Stone Point Capital as our partner, we will continue to innovate and expand on the healthy, life-changing solutions we provide to members, clients and partners.

11.	Will I be offered new [SilverSneakers/Prime] programming/products with Stone Point Capital?

•	While we are very excited about the transaction, this announcement is just the first step in the process.

•	We expect to complete the transaction in or prior to the third quarter of 2022, and until that time, it is business as usual.

•

Once the transaction closes, Tivity Health will be well-positioned to pursue growth opportunities and further our momentum across our fitness, integrative health solutions and digital health initiatives.

•	In the meantime, our members will continue to enjoy [SilverSneakers/Prime] in the same manner as they are accustomed.
12.	What does this mean for my enrollment in [SilverSneakers/Prime]?

•	This transaction will have no impact on members.

•	Our members will continue to enjoy [SilverSneakers/Prime] in the same manner as they are accustomed.

•	As always, thank you for being a part of [SilverSneakers/Prime] and we look forward to continuing to support you in your efforts to live a healthier, happier and more connected life.

Media Inquiries

I am a reporter with [media outlet]. What can you tell me about the news that Stone Point Capital will acquire Tivity Health?

I am not a media spokesperson for the company, but I would be happy to provide you with contact information for our PR team. You can reach Jill Meyer at 615. 614. 4023 or jill.meyer@tivityhealth.com.

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed acquisition of the company (the “Merger”) may not be completed in a timely manner or at all, which may adversely affect the company’s business and the price of the company common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the company’s current plans and operations; (vi) the company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) the ability of Stone Point to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against Stone Point, the company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the Merger that may impact the company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xiv) other risks described in the company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the company’s Annual Report on Form 10-K filed with the SEC on February 25, 2022 and subsequent filings; and (xv) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the company intends to file a preliminary proxy statement on Schedule 14A with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the company’s website, www.tivityhealth.com, under the heading “Investors.”

Participants in the Solicitation

The company and certain of its respective directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.

On April 5, 2022, the following communications were made available by Tivity Health, Inc. (the “Company”) via Twitter and LinkedIn relating to the transaction contemplated by that certain Merger Agreement, dated April 5, 2022, by and among the Company, Titan-Atlas Parent, Inc. and Titan-Atlas Merger Sub, Inc. (the “Merger Agreement”):

Twitter

1.	@RichardPharmD

Copy: Exciting news! Today, we announced that @TivityHealth has entered into an agreement to be acquired by Stone Point Capital. This acquisition affirms the strength and value of our brands and we look forward to partnering with Stone Point Capital.

[Insert link to press release]

2.	@TivityHealth

Copy: Today we announced that @TivityHealth has entered into an agreement to be acquired by Stone Point Capital. @TivityHealth will continue to innovate and expand on our healthy, life-changing solutions!

[Insert link to press release]

3.	[@SilverSneakers]

[Copy: We are pleased to announce that @TivityHealth has entered into an agreement to be acquired by Stone Point Capital, affirming the strength and value of Tivity’s brands, including @SilverSneakers.]

[Insert link to press release]

LinkedIn

1.	Richard Ashworth

Copy: Today is an exciting milestone for @TivityHealth and all of our colleagues, clients, members and partners. We are pleased to announce that @TivityHealth has entered into an agreement to be acquired by Stone Point Capital. We look forward to partnering with Stone Point Capital as we continue to innovate and expand on our healthy, life-changing solutions.

[Insert link to press release]

2.	Tivity Health

Copy: We are pleased to announce that @TivityHealth has entered into an agreement to be acquired by Stone Point Capital. We look forward to working with Stone Point Capital as we continue to innovate and expand on the healthy, life-changing solutions we provide to members, clients and partners.

[Insert link to press release]

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed acquisition of the company (the “Merger”) may not be completed in a timely manner or at all, which may adversely affect the company’s business and the price of the company common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the company’s current plans and operations; (vi) the company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) the ability of Stone Point to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against Stone Point, the company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the Merger that may impact the company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xiv) other risks described in the company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the company’s Annual Report on Form 10-K filed with the SEC on February 25, 2022 and subsequent filings; and (xv) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the company intends to file a preliminary proxy statement on Schedule 14A with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the company’s website, www.tivityhealth.com, under the heading “Investors.”

Participants in the Solicitation

The company and certain of its respective directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.